Exhibit 10.72

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
					1	5
2. AMENDMENT/MODIFICATION NO		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00030		31-0ct-2014	SEE SCHEDULE
6. ISSUED BY	CODE	W911QY	7. ADMINISTERED BY (If other than item 6)	CODE	IW911QY
W6QK ACC-APG NATICK CONTRACTING DIVISION BLDG 1 KANSAS STREET NATICK MA 01760-5011			W6QKACC-APG NATICK 110 THOMAS JOHNSON DR SUITE #240 FREDERICK MD 21702

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) TEKMIRA PHARMACEUTICALS CORPORATION				9A. AMENDMENT OF SOLICITATION NO.
8900 GLENLYON PKY SUITE 100 BURNABY V5J 5J8				9B. DATED (SEE ITEM 11)
			X	10A. MOD. OF CONTRACT/ORDER NO. W9113M-10-C-0057
			X	10B. DATED (SEE ITEM 13)
CODE L8144		FACILITY CODE		14-Jul-2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer			☐ is extended ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of Both Parties
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:     soconnel15247
See attached summary of changes that change the WAWF payment instructions and adds CUN 0008 and associated Statement of Work to Section J, attached to this modification.

Except as provided herein, all terms and conditions ofthe document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Ian MacLachlan, Executive VP I CTO			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Sandra J. O 'Connell/Contracting Officer
			TEL:	EMAIL:
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		31-0ct-2014	BY	1 Nov 2014
(Signature of person authorized to sign)			(Signature of Contracting Officer)

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

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SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION  SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text:
P00030
A.     Pursuant to mutual agreement by both parties, the purpose of this bilateral modification is to 1) Revise WAWF payment instructions 2) Revise SOW, Attachement 1 to Section J. 3) Add CLIN 0008 to effect the [***] as shown below. Proposal dated through Revisions, 21 Oct 2014, is incorporated in its entirety by reference.

1.   WAWF payment clause is revised to indicate that the Contractor shall submit a "2-in-1" transaction, providing the Cost Voucher as an attachment, using Approver DoDAAC as W911QY.

2.    SOW, Attachment 1 to Section J is hereby replaced with the attachment to this modification which is dated 29 Oct 2014. The Baseline changes that will occur due to the change in the SOW/addition of CLIN 0008 will be reviewed by the Government within 30 days of the execution of this modification.

3.    CLIN 0008 and associated Subline items are added as shown below.

B.    All other terms and conditions of this contract remain the same and in full force and effect.

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $7,000,000.00 from $[***] to $[***].

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0008 is added as follows:

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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0008					$7,000,000.00
	Manufacture of TKM Ebola
	CPFF

Manufacture of Ebola countermeasure targeting Guinea variant strain. Successful Production and fill/finish of [***], GMP grade (per CFR Parts 210 and 211), [***], suitable for administration to patients under an Emergency IND protocol. Includes relevant raw material and product release and stability testing and technology transfers, set-up and validation. In accordance with the revised SOW, paragraph 4.4.4., attached in Section J.

	Cost: $[***]
	Fixed Fee: $[***]
	Total Cost and Fee: $7,000,000

	FOB: Destination

ESTIMATED COST	$[***]
FIXED FEE	$[***]
TOTAL EST COST + FEE	$7,000,000.00

SUBCLIN 000801 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000801			Job		$0.00
	Funding for CLIN 0008
	COST
	FOB: Destination
	PURCHASE REQUEST NUMBER: 0010481491-0004
				ESTIMATED COST	$0.00

	ACRN AH				$[***]
	CIN: GFEBS001048149100003

SUBCLIN 000802 is added as follows:

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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000802			Job		$0.00
	Funding for CLIN 0008
	COST
	FOB: Destination
	PURCHASE REQUEST NUMBER: 0010612797
				ESTIMATED COST	$0.00

	ACRN AJ
	CIN: GFEBS001061279700001

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 0008:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 000801:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 000802:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $[***] from $[***] to $[***].

SUBCLIN 000801:
Funding on SUBCLIN 000801 is initiated as follows:

ACRN: AH
CIN: GFEBS001048149100003
Acctng Data: 097201420150400000265Y0550506255	A.0011315.4.1.2.3 6100.9000021001
Increase: $658,576.68
Total: $658,576.68
Cost Code: A5XAH

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(soconnel15247)

SUBCLIN 000802:
Funding on SUBCLIN 000802 is initiated as follows:

ACRN: AJ
CIN: GFEBS001061279700001
Acctng Data: 097201520160400000265Y0550506255	A.0011315.4.1.3.1 6100.9000021001
Increase:
Total:
Cost Code: A5XAH

(End of Summary of Changes)